UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2023 (November 15, 2023)

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Volcon, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3121 Eagles Nest Street, Suite 120

Round Rock, TX 78665

(Address of principal executive offices and zip code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VLCN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the second and third paragraphs of Item 8.01 is incorporated herein by reference.

Item 8.01.	Other Events.

On November 16, 2023, Volcon, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the pricing of a firm commitment underwritten public offering (the “Offering”). A copy of the Press Release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

On November 15, 2023, the Company entered into a waiver and modification agreement with the holders of all convertibles notes and associated warrants to purchase 4,148,554 shares of common stock, which convertible notes and warrants provided for the reduction of the conversion price and exercise price, respectively, upon the completion of an issuance at a price per share that is lower than such conversion price and exercise price (the “Dilutive Issuance Provision”). Pursuant to the waiver and modification agreement, the holders (i) waived the Dilutive Issuance Provision with respect to the Offering described in the Press Release; and (ii) waived the affirmative covenant set forth in the convertible notes that required that on or prior to December 31, 2023 the Company sell to customers not less than 250 Volcon Stag offroad vehicles.

On November 15, 2023, Adrian James entered into a voting agreement pursuant to which he agreed to vote his shares of Company common stock in favor of the shareholder approval required in connection with the Offering described in the Press Release.

The Company has established a record date of November 17, 2023, with respect to a special meeting of the Company’s stockholders to be held in order to approve certain matters related to the Offering.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 16, 2023, issued by Volcon, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcon, Inc.
(Registrant)

Date: November 16, 2023	/s/ Greg Endo
Greg Endo Chief Financial Officer

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